UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CHEMBIO DIAGNOSTICS, INC.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

and

PROXY STATEMENT

2022 Annual Meeting

Tuesday, May 24, 2022
10 a.m., Eastern time

Virtual-only meeting

Webcast registration access at
viewproxy.com/Chembio/2022

Inside

CEO's letter to stockholders

Information on three voting proposals:

1. Election of six directors
2. Ratification of appointment of independent auditor for 2022
3. Advisory vote on 2021 executive compensation

555 Wireless Boulevard Hauppauge, New York 11788

April 11, 2022

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. to be held on Tuesday, May 24, 2022, at 10 a.m., Eastern time. In light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic, this year’s Annual Meeting will be conducted virtually via live audio webcast. Each holder of common stock as of 5 p.m., Eastern time, on the record date of March 28, 2022 who registers by the deadline of 11:59 p.m., Eastern time, on May 21, 2022 at viewproxy.com/Chembio/2022 will be able to participate in the Annual Meeting via live webcast through the unique join link and password delivered to them after their registration. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.

During the Annual Meeting, stockholders will be asked to elect the all of the members of the board of directors and to ratify the appointment of Ernst & Young LLP as our independent auditor for 2022. We also will be asking stockholders to approve, by an advisory vote, our 2021 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote). All of these matters are important, and we urge you to vote in favor of the election of each of the director nominees the ratification of the appointment of our independent auditor and the approval of our 2021 executive compensation.

We are furnishing proxy materials to our stockholders over the Internet. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we are sending to each of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement for the Annual Meeting and our 2021 Annual Report to Stockholders, as well as how to vote via proxy either by telephone or over the Internet.

It is important that you vote your shares of common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt attention.

The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.

Sincerely,

Richard L. Eberly

President and Chief Executive Officer

Notice of 2022 Annual Meeting of Stockholders

To Stockholders of Chembio Diagnostics, Inc.:

The board of directors is soliciting proxies for use at the Chembio Diagnostics, Inc. 2022 Annual Meeting of Stockholders. You are receiving the enclosed Proxy Statement because you were a holder of common stock as of 5 p.m., Eastern time, on the record date of March 28, 2022, and therefore are entitled to vote at the Annual Meeting. The Annual Meeting will be held to vote upon:

In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of common stock is entitled to one vote for each director position and other proposal.

In accordance with Securities and Exchange Commission rules, we are providing stockholders with access to proxy materials on the Internet instead of mailing printed copies. We are mailing to stockholders, commencing on or about April 14, 2022, a Notice of Internet Availability of Proxy Materials to provide:

●   directions for accessing and reviewing the proxy materials on the Internet and submitting a proxy over the Internet or by telephone;

●   instructions for requesting copies of proxy materials in printed form or by email, at no charge; and

●   a control number for use in submitting proxies.

By Order of the Board of Directors,

Lawrence J. Steenvoorden

Secretary

April 11, 2022
When Tuesday, May 24, 2022 10 a.m., Eastern time Where Webcast only Registration access at viewproxy.com/Chembio/2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2022:

The Notice of 2022 Annual Meeting of Stockholders, the Proxy Statement, the 2021 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at:

www.viewproxy.com/Chembio/2022

How to Vote in Advance

Your vote is important. Please vote as soon as possible by one of the methods shown below. Your Notice of Internet Availability, proxy card or voting instruction form should be readily available.

555 Wireless Boulevard Hauppauge, New York 11788

Proxy Statement dated April 11, 2022

2022 Annual Meeting of Stockholders

Chembio Diagnostics, Inc., a Nevada corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2022 Annual Meeting of Stockholders and any adjournments. Chembio Diagnostics, Inc. is providing these materials to the holders of record of its common stock, $0.01 par value per share, as of 5 p.m., Eastern time, on the record date of March 28, 2022 and is first making available or mailing the materials on or about April 11, 2022. All stockholders are strongly encouraged to participate in the Annual Meeting.

The Annual Meeting is scheduled to be held as follows:

Date	Tuesday, May 24, 2022

Time	10 a.m., Eastern time

Webcast Registration Address	viewproxy.com/Chembio/2022

Your vote is important.

Please see the detailed information that follows in the Proxy Statement.

Contents

2022 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “Chembio,” and to “we,” “us,” “our” and similar terms, refer to Chembio Diagnostics, Inc.

Annual Meeting of Stockholders

Time and Date	10 a.m., Eastern time, on May 24, 2022
Meeting Webcast Registration Address	viewproxy.com/Chembio/2022
Record Date	5 p.m., Eastern time, on March 28, 2022
Voting	Stockholders will be entitled to one vote for each outstanding share of common stock they hold of record as of the record date.
Total Votes Per Proposal	30,216,016 votes, based on 30,216,016 shares of common stock outstanding as of the record date.
Registration Deadline	11:59 p.m., Eastern time, on May 21, 2021
Meeting Access	Stockholders that have registered by the registration deadline will be able to access the Annual Meeting by following the unique join link and entering the password that was delivered to them via email following their registration.

Annual Meeting Agenda

Proposal	Board Recommendation
Election of directors	FOR each nominee
Ratification of appointment of independent auditor for 2022	FOR
Advisory vote on 2021 executive compensation	FOR

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., Eastern time, on May 23, 2022	At the Annual Meeting on May 24, 2022
● Internet: From any web-enabled device at www.FCRVote.com/CEMI ● Telephone: +1.866.402.3905 ● Completed, signed and returned proxy card	● Internet: Register at viewproxy.com/Chembio/2022 prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022 and use the unique join link and password delivered after registration

Election of Directors

We are asking stockholders to elect the following six director nominees, five of whom currently serve as members of the board of directors and one of whom, Leslie Teso-Lichtman, has been nominated for initial election at the Annual Meeting.

		Director Since		Experience/	Independent		Committee
Name	Age		Occupation	Qualifications	Yes	No	Memberships

David W.K. Acheson	66	2020	President and Chief Executive Officer of The Acheson Group LLC	● Leadership ● Policy/ Government ● Industry	✓		● Audit ● Nominating and Corporate Governance (Chair)

David W. Bespalko	66	2021	Founder and Chief Executive Officer of BMC Consulting	● Leadership ● Governance ● Industry	✓		● Audit ● Compensation (Chair)

Katherine L. Davis (Chair of the Board)	65	2007	Owner of Davis Design Group LLC Financial Advisor to Mayor of Indianapolis	● Leadership ● Governance ● Policy/ Government	✓		● Audit ● Compensation ● Nominating and Corporate Governance

Richard L. Eberly	61	2020	Chief Executive Officer of Chembio Diagnostics, Inc.	● Industry ● Leadership ● Innovation		✓

John G. Potthoff	54	2018	Chief Executive Officer and Co-founder of Elligo Health Research	● Finance ● Industry ● Leadership	✓		● Audit (Chair) ● Compensation ● Nominating and Corporate Governance

Leslie Teso-Lichtman	63	—	Senior Vice President and Chief Financial Officer of CereVasc, Inc.	● Leadership ● Finance ● Industry	✓

Board Representation

Director and Director Nominee Skills Matrix

	David W.K. Acheson	David W. Bespalko	Katherine L. Davis	Richard L. Eberly	John G. Potthoff	Leslie Teso-Lichtman
Senior leadership experience (CEO, President, CFO, etc.)	✓	✓	✓	✓	✓	✓
Business development / M&A experience	✓	✓		✓	✓	✓
Financial literacy	✓	✓	✓	✓	✓	✓
Board experience (not Chembio)	✓		✓		✓	✓
Diversity (Ethno-racial, sex, gender, age, etc.)			✓			✓
Independence	✓	✓	✓		✓	✓
Industry experience	✓			✓	✓	✓
Global business experience	✓		✓	✓	✓	✓
Manufacturing experience			✓	✓		✓
Marketing / branding experience	✓	✓		✓	✓	✓
Regulatory experience	✓	✓		✓	✓
Fundraising experience		✓		✓	✓	✓
Education, training, certification	✓		✓	✓	✓	✓

Board Governance Practices

Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Plurality
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Chair of the Board	Yes
Meetings:	Number of Board Meetings Held in 2021	27
	Directors Attending at Least 85% of Board Meetings in 2021	All
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2021	17
Director Status:	Directors “Overboarded” per ISS or Glass Lewis Voting Guidelines	None
	Material Related-Party Transactions with Directors	None
	Family Relationships with Executive Officers or Other Directors	None
	Shares Pledged by Directors	None

Ratification of Appointment of Independent Auditor for 2022

We are asking stockholders to ratify the audit committee’s retention of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2022.

Advisory Vote on 2021 Executive Compensation

In accordance with rules of the Securities and Exchange Commission or SEC, we are asking stockholders for an advisory vote — known as a “say-on-pay” vote — of the 2021 compensation of our “named executive officers” as set forth in the compensation tables, related narrative discussion and other disclosures under “Executive Compensation” in this Proxy Statement. The following table summarizes information concerning the compensation paid to our named executive officers for 2021 and 2020:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)		Total ($)
Richard L. Eberly	2021	$476,764	$186,300	$540,000	$938,774	$1,061.55		$2,142,900
President and Chief Executive Officer	2020	315,385	158,333	551,270	—	—		1,024,988
Neil A. Goldman(4)	2021	345,409	—	180,001	312,925	2,687		841,022
Former Executive Vice President and Chief Financial Officer	2020	310,000	155,000	133,689	171,465	4,931	(5)	775,085
Javan Esfandiari	2021	397,453	108,389	180,002	312,993	2,379.99	(5)	1,001,217
Executive Vice President and Chief Science and Technology Officer	2020	365,040	182,520	157,410	201,887	9,961	(6)	916,818

(1)	Reflects the aggregate grant date fair value of any restricted stock units and stock options granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive Plans to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. This amount does not reflect the actual economic value that will ultimately be realized by each NEO.

(2)	Consist of restricted stock units that vest over three years, one-third of which vested on March 15, 2022, with one-third vesting on each of March 15, 2023 and 2024, subject to continued service through each vesting date.

(3)	Consist of option awards exercisable for common stock. The option awards are scheduled to vest and become exercisable over four years, one-fourth of which vested on March 15, 2022, with one-fourth vesting on each of March 15, 2023 and 2024, and 2025, subject to continued service through each vesting date.

(4)	Mr. Goldman resigned as our Executive Vice President and Chief Financial Officer effective as of November 5, 2021.

(5)	Consists of matching contributions to 401(k) plan.

(6)	Consists of matching contributions to 401(k) plan and automobile allowance.

Participation in the Virtual Annual Meeting

The board of directors considers the appropriate format of our annual meetings of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets as well as laptop and desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual meeting format also will allow stockholders to maintain their own personal safety in light of the ongoing public health risks attributable to the COVID-19 (Coronavirus) pandemic. The virtual format allows stockholders to submit questions and comments during the Annual Meeting.

Participation in the Annual Meeting, including listening, voting shares and submitting questions, will be limited to registered stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit viewproxy.com/Chembio/2022 and register to attend the Annual Meeting prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022. Upon completing registration, each stockholder will receive further instructions via email, including a unique join link and a password that will allow them to access the Annual Meeting. Stockholders should be sure to follow the instructions on their proxy cards and subsequent instructions that will be delivered via email. Stockholders and proxyholders who intend to vote at the meeting will need to enter the virtual control number included on their Notice of Internet Availability of Proxy Materials or proxy card. Stockholders who hold their shares in street name and who wish participate in the Annual Meeting must provide, at registration, their legal proxy obtained from the broker, bank or other organization that holds their shares. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at viewproxy.com/Chembio/2022. On the day of the Annual Meeting, stockholders who hold their shares in street name may only vote during the meeting by e-mailing a copy of their legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

Stockholders who have registered prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022, at viewproxy.com/Chembio/2022 will be able to participate in the Annual Meeting via live webcast through the unique join link and password delivered to them after their registration. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to the stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2022 Annual Meeting of Stockholders Rules of Conduct and Procedures, a copy of which is attached hereto as Appendix A. Any material changes or updates to the 2022 Rules of Conduct and Procedures will be posted on our website and disclosed in a Current Report on Form 8-K filed with the SEC.

Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing throughout the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should contact technical support via email at virtualmeeting@viewproxy.com or via telephone at +1.866.612.8937.

We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at chembio.com/investors/investor-relations until our 2023 annual meeting of stockholders. This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from Alliance Advisors, LLC, or Alliance. The Alliance platform is expected to accommodate most, if not all, stockholders. Both we and Alliance will test the platform technology before going “live” for the Annual Meeting.

Questions and Answers About the Annual Meeting

Q:	When and where will the Annual Meeting be held?

A:	In light of the ongoing public health risks attributable to the COVID-19 pandemic, this year the Annual Meeting of Stockholders of Chembio Diagnostics, Inc., will again be held exclusively by webcast beginning at 10 a.m., Eastern time, on Tuesday, May 24, 2022. In order to attend the Annual Meeting, you must register in advance at viewproxy.com/Chembio/2022 prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email.

Q:	Who may join the Annual Meeting?

A:	Participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit viewproxy.com/Chembio/2022 and register to attend the Annual Meeting prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. Stockholders and proxyholders that intend to vote at the meeting will need to enter the virtual control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.

Q:	How do I register and attend the Annual Meeting?

A:	You must register in advance to attend the Annual Meeting virtually by visiting viewproxy.com/Chembio/2022 prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022. You will need to enter your name, phone number, mailing address as it appears on your proxy card and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation. If you wish to vote your shares electronically at the Annual Meeting, you will need your virtual control number included on your Notice of Internet Availability of Proxy Materials or proxy card.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?

A:	We are furnishing you and other stockholders of record with the following proxy materials:

● our 2021 Annual Report to Stockholders, which we refer to as the 2021 Annual Report and which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (including our audited consolidated financial statements for 2020 and 2021);

● this Proxy Statement for the 2022 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our President and Chief Executive Officer to stockholders and a Notice of 2022 Annual Meeting of Stockholders; and

● a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability, which includes a control number for use in submitting proxies.

These materials were first made available on the Internet, on or about April 11, 2022 and first mailed to stockholders on or about April 14, 2022.

If, in accordance with the instructions provided in the Notice of Internet Availability, you request a printed set of proxy materials, you will receive by mail, at no charge, printed copies of the 2021 Annual Report, this Proxy Statement, a proxy card for the Annual Meeting and a pre-addressed envelope to be used to return the completed proxy card. If, in accordance with the instructions provided in the Notice of Internet Availability, you request that a set of proxy materials be emailed to you, you will receive by email, at no charge, electronic copies of the 2021 Annual Report and this Proxy Statement.

Q:	Why was I mailed a Notice of Internet Availability rather than a printed set of proxy materials?

A:	In accordance with rules adopted by the SEC, we are furnishing the proxy materials to stockholders by providing access via the Internet, instead of mailing printed copies. This process expedites the delivery of proxy materials to our stockholders, lowers our costs and reduces the environmental impact of the Annual Meeting. The Notice of Internet Availability tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. It also provides instructions you may follow to request paper or emailed copies of the proxy materials.

Q:	Are the proxy materials available via the Internet?

A:	You can access and review the proxy materials for the Annual Meeting at www.chembio.com/investors/proxy. In order to submit your proxies, however, you will need to refer to the Notice of Internet Availability sent to you with this Proxy Statement or a proxy card mailed to you upon your request to obtain your control number and other personal information needed to vote by proxy or in person.

Q:	What is a proxy?

A:	The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting. Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the Proxy Committee, which means you will authorize the Proxy Committee to vote your shares at the Annual Meeting in the way you instruct. The Proxy Committee consists of Richard L. Eberly and Lawrence J. Steenvoorden. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	Proposal	Election of the following six director nominees:

		●	David W.K. Acheson	●	David W. Bespalko	●	Katherine L. Davis
		●	Richard L. Eberly	●	John G. Potthoff	●	Leslie-Teso-Lichtman

	Proposal	Ratification of the appointment of our independent auditor for 2022

	Proposal	Approval, as an advisory vote, of 2021 executive compensation disclosed in this Proxy Statement

Q:	Who can vote at the Annual Meeting?

A:	Stockholders of record of common stock at 5 p.m., Eastern time, on March 28, 2022, the record date, who have registered by the deadline of 11:59 p.m., Eastern time, on May 21, 2022, at viewproxy.com/Chembio/2022 will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 30,216,016 shares of common stock, each of which will be entitled to one vote on each proposal. As a result, up to a total of 30,216,016 votes can be cast on each proposal.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of common stock is reflected directly on the books and records of our transfer agent, Action Stock Transfer Corporation.

Q:	What does it mean for a broker or other nominee to hold shares in “street name”?

A:	If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market or Nasdaq, depend upon whether the proposal is considered a “routine” or a non-routine matter.

●	The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2022 (Proposal 2).

●	The organization generally may not vote on non-routine matters, including Proposals 1 and 3. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the three proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Q:	How do I vote my shares if I do not attend the Annual Meeting?

A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

●	Via the Internet: You may vote via the Internet by going to www.FCRVote.com/CEMI in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on May 23, 2022. You will be given the opportunity to confirm that your instructions have been recorded properly.

●	By Telephone: You may vote by calling +1.866.402.3905 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on May 23, 2022. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.

●	By Mail: If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.

If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:

●	Via the Internet: You may vote via the Internet by going to www.proxyvote.com in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on May 23, 2022. You will be given the opportunity to confirm that your instructions have been recorded properly.

For your information, voting via the Internet is the least expensive for us, followed by telephone voting, with voting by mail being the most expensive.

Q:	Can I vote at the Annual Meeting?

A:	If you are a stockholder of record who registered at viewproxy.com/Chembio/2022 prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://viewproxy.com/Chembio/2022. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

In order to attend the Annual Meeting, you must register in advance at viewproxy.com/Chembio/2022 prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022. Upon completing your registration, you will receive further instructions via email, including your unique join link and a password that will allow you to access the Annual Meeting and submit questions. Please be sure to follow the instructions on your proxy card and subsequent instructions that will be delivered to you via email. In order to vote at the Annual Meeting, be sure to have your 11-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Q:	Can I ask questions at the Annual Meeting?

A:	You may submit questions via the Internet during the Annual Meeting by participating in the webcast via the unique join link and password delivered to you after registration. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to the stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2022 Rules of Conduct and Procedure, a copy of which is attached hereto as Appendix A.

Q:	Why is the Annual Meeting being conducted as a virtual meeting?

A:	The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board chose a virtual meeting format for the Annual Meeting in an effort to facilitate safe stockholder attendance and participation, particularly in light of the ongoing COVID-19 (Coronavirus) pandemic, by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers. The virtual meeting format will also allow stockholders to maintain their own personal safety in light of the continuing public health risks attributable to the COVID-19 (Coronavirus) pandemic.

The virtual format allows stockholders to submit questions during the meeting. We are utilizing technology from Alliance Advisors, LLC, or Alliance. The Alliance platform is expected to accommodate most, if not all, stockholders. Both we and Alliance will test the platform technology before going “live” for the Annual Meeting.

Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?

A:	An audio replay of the Annual Meeting will be posted and publicly available at https://chembio.com/investors/calendar-of-events/ following the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2023. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?

A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
●	voting via the Internet or telephone at a later time;
●	submitting a completed and signed proxy card with a later date; or
●	voting at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the board of directors on all four proposals presented in this Proxy Statement and as the Proxy Committee may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2022 (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1 and 3, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”

Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?

A:	Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Eastern time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should contact technical support via email at virtualmeeting@viewproxy.com or via telephone at +1.866.612.8937.

Q:	What if other matters are presented at the Annual Meeting?

A:	If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the Proxy Committee will have the discretion to vote on any matters, other than the four proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Vote Required for Election or Approval

Our only voting securities are the outstanding shares of common stock. As of the record date, which is 5 p.m., Eastern time, on March 28, 2022, there were outstanding 30,216,016 shares of common stock, each of which will be entitled to one vote on each proposal. Based on the number of votes for each share common stock, up to a total of 30,216,016 votes can be cast on each proposal.

Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as votes to “withhold,” abstentions, or any proxies containing broker non-votes.

Election of Directors

The affirmative vote of a plurality of votes cast by shares entitled to vote and present in person or represented by proxy at the Annual Meeting at which a quorum is present is required to elect each director. Broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.” “Withheld” votes will have an impact on the proposal only in that under our Majority Voting in Uncontested Director Elections Policy, if a director receives a greater number of votes “withheld” than “for” his or her election, the director shall promptly offer his or her resignation for consideration by the Nominating and Corporate Governance Committee. Please see the section captioned “Corporate Governance—Majority Voting in Uncontested Director Elections Policy” for more details on this policy and its impact on the election of director nominees.

Ratification of Appointment of Independent Auditor for 2022

The ratification of Ernst & Young LLP as our independent auditor for the year ending December 31, 2022 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Approval of 2021 Executive Compensation on an Advisory Basis

The advisory “say-on-pay” vote to approve our 2021 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, because they are not entitled to be cast on the matter.

Proposal	— Election of Directors

At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the six persons named below, each of whom currently serves as a director.

Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.

Director Qualifications

The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and experience to provide effective oversight of our company. Under Corporate Governance Guidelines adopted by the board in March 2021, the board considers recommendations for board nominees from the nominating and corporate governance committee, which is instructed to consider specified minimum general criteria set forth in the Corporate Governance Guidelines. Directors should have relevant expertise and experience and be able to offer advice and guidance to our chief executive officer based on that expertise and experience. Each director should be able to read and understand basic financial statements, should have sufficient time to devote to our affairs, should have demonstrated excellence in his or her field, should have the ability to exercise sound business judgment and should have the commitment to rigorously represent the long-term interests of our stockholders. In selecting directors, the nominating and corporate governance committee seeks to achieve a mix of directors that enhances the diversity of background, age, skills and experience on the board to maintain a balance of knowledge, experience and capability. A majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations.

The board also generally expects directors to have:

●	a high standard of personal and professional ethics, integrity and values;

●	the training, experience and ability to make and oversee policy in business, government and education sectors;

●	the willingness and ability to keep an open mind when considering matters affecting our interests and the interests of our constituents;

●	the willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to board and committee membership;

●	the willingness and ability to serve on the board for multiple terms, if nominated and elected, to enable development of a deeper understanding of our business affairs;

●	the willingness not to engage in activities or interests that may create a conflict of interest with the director’s responsibilities and duties to us and our constituents; and

●	the willingness to act in the best interests of our company and our constituents, and objectively assess board, committee and management performance.

The board seeks to maintain a membership comprised of directors who can productively contribute to our success. From time to time, the board may change the criteria for directorship to maximize the opportunity to achieve this success. When this occurs, existing directors will be evaluated according to the new criteria. A director who no longer meets the complete criteria for board membership may be asked to adjust his or her committee assignments or resign from the board.

As set forth in the Corporate Governance Guidelines, the board does not believe that a fixed retirement age for directors or a limit on the number of director terms is appropriate. Directors who have served on the board for an extended period of time are able to provide continuity and valuable insight into our company, our operations and our prospects based on their experience with, and understanding of, our history, policies and objectives. The board believes that, as an alternative to fixed term limits, it can ensure that the board continues to evolve and adopt new ideas and viewpoints through the director nomination process described above.

Identifying and Evaluating Nominees for Directors

When the board of directors or its nominating and corporate governance committee identifies a need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and corporate governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and corporate governance committee has previously identified, and, if necessary, hire a search firm. The nominating and corporate governance committee then will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. Based on a satisfactory outcome of those interviews, the nominating and corporate governance committee will make its recommendation on the candidate to the board.

Information Concerning Nominees for Election as Directors

The information appearing in the following table sets forth, for each nominee for election as a director:

●	the nominee’s professional experience for at least the past five years;

●	the year in which the nominee first became one of our directors;

●	each standing committee of the board of directors on which the nominee currently serves;

●	the nominee’s age as of the record date for the Annual Meeting;

●	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and

●	directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

David W.K. Acheson, M.D.
INDEPENDENT	Chembio Board Service: ● Tenure: Since December 2020 ● Committees: ○ Audit ○ Nominating and Corporate Governance (Chair) Age: 66

Professional Experience
●	Director since December 2020
●	President and Chief Executive Officer of The Acheson Group, a global food safety consulting group, since 2013
●	Partner and Managing Director of Leavitt Partners, a health care consulting firm, where he founded and managed the firm’s food safety services business, from 2009 to 2013
●	From 2002 to 2009, served at the U.S. Food and Drug Administration in various positions, progressing from Chief Medical Officer of the Center for Food Safety and Applied Nutrition to Associate Commissioner for Foods, where he held an agency-wide leadership role for food issues
●	Prior to joining the U.S. Food and Drug Administration, he practiced in the areas of internal medicine and infectious diseases in the United Kingdom from 1980 to 1987
●	After his internal medicine practice, he served as an Associate Professor at Tufts University studying the molecular pathogenesis of foodborne pathogens
●	Fellow of the Royal College of Physicians (London) and the Infectious Disease Society of America

Education
●	Doctor in Medicine degree, Bachelor of Science degree, Bachelor of Medicine degree, and Bachelor of Surgery degree from the University of London

Relevant Skills
●	Leadership
●	Policy/Government
●	Industry
David W. Bespalko
INDEPENDENT	Chembio Board Service: ● Tenure: Since March 2021 ● Committees: ○ Audit ○ Compensation (Chair) Age: 66

Professional Experience
●	Director since March 2021
●	Founder and Chief Executive Officer of BMC Consulting, a management consulting firm for in vitro diagnostics companies, since September 2019
●	From 2017 to April 2019, Group Vice President, Global Commercial Operations Specialty Diagnostics Group of Thermo Fisher Scientific Inc., or Thermo Fisher, a provider of scientific instrumentation, reagents and consumables, and software and services to healthcare and other laboratories from December 2017 to April 2019
●	President of Anatomical Pathology and Healthcare Market Divisions of Thermo Fisher from 2015 to December 2017
●	President of Fisher Healthcare at Thermo Fisher from 2011 to 2015
●	Prior to his appointment as President of Fisher Healthcare, he served as Corporate Vice President, North America Commercial Operations at Beckman Coulter, Inc.
●	Before joining Beckman Coulter, Inc., he served in commercial and general management roles at Baxter Healthcare Corporation and Dade Behring, Inc.

Education
●	Bachelor of Science degree from the University of Alberta

Relevant Skills
●	Leadership
●	Governance
●	Industry

Katherine L. Davis
INDEPENDENT	Chembio Board Service: ● Tenure: 15 years ● Chair of the Board ● Committees: ○ Audit ○ Compensation ○ Nominating and Corporate Governance Age: 65

Professional Experience
●	Director since 2007 and served as Chair of the Board from March 2014 to April 2020 and since July 2020
●	Owner of Davis Design Group LLC, a provider of analytical and visual tools for public policy design, since 2007
●	Chief Executive Officer of Global Access Point, a start-up company with products for data transport, data processing, and data storage network and hub facilities, from 2005 to 2006
●	Lieutenant Governor of the State of Indiana from 2003 to 2005
●	Controller of the City of Indianapolis from 2000 to 2003
●	Financial Advisor to the Mayor of Indianapolis since 2016

Education
●	Master of Business Administration degree from Harvard Business School
●	Bachelor of Science degree in mechanical engineering from the Massachusetts Institute of Technology

Relevant Skills
●	Leadership
●	Governance
●	Policy / Government
Richard L. Eberly
Chembio Board Service: ● Tenure: Since May 2020 Age: 61

Professional Experience
●	Chief Executive Office and President since March 2020 and a director since May 2020
●	Managing Director at Solid Rock Principled Capital of Solid Rock Principled Capital LLC, a private equity firm focused on biomedical companies, from March 2018 to March 2020
●	Executive Vice President and President, Chief Commercial Officer at Meridian Bioscience, Inc. from 2016 to February 2018
●	President of Meridian Life Science from 2012 to 2016
●	Chief Commercial Officer of Meridian Life Science from 2011 to February 2018
●	Executive Vice President from 2005 to 2011, Executive Vice President, General Manager from 2003 to 2005, Executive Vice President from 2000 to 2003 and Vice President of Sales and Marketing from 1997 to 2000, all at Meridian Life Science
●	Prior to his appointment to Vice President of Sales and Marketing, he served as Director of Sales for Meridian
●	Before joining Meridian, Mr. Eberly held sales and marketing positions at Abbott Diagnostics, Division of Abbott Laboratories

Education
●	Master of Business Administration degree from Xavier University
●	Bachelor of Science degree in Biochemistry from Juniata College

Relevant Skills
●	Industry
●	Leadership
●	Innovation

John G. Potthoff
INDEPENDENT	Chembio Board Service ● Tenure: 4 years ● Committees: ○ Audit (Chair) ○ Compensation ○ Nominating and Corporate Governance Age: 54

Professional Experience
●	Director since May 2018
●	Chief Executive Officer, co-founder and director of Elligo Health Research, a clinical research company, since 2016
●	President and Chief Executive Officer of Theorem Clinical Research Inc., a global contract research organization providing comprehensive clinical services, from 2011 until its acquisition by Chiltern International in 2015
●	Chief Operating Officer of INC Research Holdings, Inc. from its acquisition of Tanistry, Inc. in 2001 until its acquisition by private equity investors in 2010
●	Chief Executive Officer and founder of Tanistry, Inc., a contract research organization focused on the central nervous system, from 2000 to 2001

Education
●	Doctor of Philosophy degree in Psychology from the University of Texas-Austin
●	Master of Arts degree in Psychology from the University of Texas-Austin
●	Bachelor of Arts degree in Psychology from the University of Texas-Austin

Relevant Skills
●	Finance
●	Industry
●	Leadership
Leslie Teso-Lichtman
New Board Nominee: Age: 63

INDEPENDENT

Professional Experience
●	Nominee for initial election at Annual Meeting
●	Senior Vice President and Chief Financial Officer of CereVasc, Inc., a medical device company developing treatments for neurological diseases, since 2014
●	Senior Vice President Finance and Treasurer of Roche Diagnostics Hematology, Inc. (formerly Constitution Medical Investors, Inc.), a developer of hematology testing systems, from 2011 to 2014
●	Vice President and Controller of Hologic, Inc. (formerly Cytyc Corporation), a manufacturer of diagnostic and surgical products for cancer and women’s health, from 1998 to 2006

Education
●	Master of Business Administration from Southern New Hampshire University (formerly New Hampshire College)
●	Bachelor of Science degree in Business Management from Daniel Webster College
●	Associate of Science degree in Accounting from Daniel Webster College

Relevant Skills
●	Leadership
●	Finance
●	Industry

The board of directors recommends a vote
FOR
each of the six nominees for election as directors.

Proposal	— Ratification of Appointment of Independent Auditor for 2022

The audit committee annually evaluates the performance of our independent auditor and determines whether to reengage the then-current independent auditor or to consider other audit firms.

This year the audit committee has again approved the retention of Ernst & Young LLP, or E&Y, as our independent auditor to report on our consolidated financial statements for the fiscal year ended December 31, 2022. E&Y has served as our independent auditor since March 2020. Factors considered by the audit committee in deciding to engage E&Y included:

●	E&Y’s global capabilities;

●	E&Y’s technical expertise and knowledge of our company’s industry;

●	E&Y’s objectivity and professional skepticism;

●	the appropriateness of E&Y’s fees; and

●	E&Y’s independence and the appropriateness of controls and processes in place that help ensure E&Y’s continued independence.

The audit committee considers E&Y to be well qualified. Even if the proposal is approved, the audit committee may, in its discretion, appoint a different independent registered public accounting firm to serve as independent auditor at any time during the year.

Representatives of E&Y will participate in the Annual Meeting. The E&Y representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

The board of directors recommends a vote
FOR
the ratification of the appointment of E&Y as our independent auditor for 2022.

Proposal	— Advisory Vote on 2021 Executive Compensation

Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers in 2021 as disclosed in this Proxy Statement.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our executives and stockholders. This approach is intended to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Those disclosures include the information in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, stockholders are being asked to vote on the following resolution:

Resolved:	That the stockholders approve the compensation paid to the “named executive officers” of Chembio Diagnostics, Inc. with respect to the fiscal year ended December 31, 2021, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2021 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.

This vote is advisory and not binding on us, the board of directors or the compensation committee. The board and the compensation committee value the opinions of our stockholders, however, and to the extent there is any significant vote against the named executive officer compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the compensation committee will evaluate whether any actions are necessary or appropriate to address those concerns.

The board of directors recommends a vote
FOR
the approval of the compensation paid to our named executive officers with respect to 2021, as disclosed in the compensation tables and narrative discussion set forth under “Executive Compensation” and elsewhere in this Proxy Statement

Corporate Governance

Board of Directors Overview

Under our Bylaws and the Nevada Business Corporation Act, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.

The board currently operates under Corporate Governance Guidelines, adopted in March 2021, that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and the Nasdaq Global Market, or Nasdaq. Under the Corporate Governance Guidelines, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. While we do not maintain a formal policy on annual meeting attendance, we expect directors to participate in the Annual Meeting. All of our directors attended our 2021 Annual Meeting of Stockholders. A copy of the Corporate Governance Guidelines is available on our website at https://chembio.com/investors/corporate-governance/.

The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we call upon directors for advice between meetings. We encourage our directors to attend director education programs.

The Governance Guidelines provide that the board will meet in executive session at least twice a year without management in attendance.

The board held 33 meetings in 2021, each of which included an executive session with only non-employee directors in attendance. Each of the then-serving directors participated in at least 85% of the meetings of the board during 2021.

The board maintains an audit committee, a compensation committee, and a nominating and corporate governance committee. The board has adopted charters for each of the committees, and those charters are reviewed annually by the committees and the board. Our website provides access to:

●	the audit committee charter at:

https://chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a

●	the compensation committee charter at:

https://chembiodiagnosticsinc.gcs-web.com/static-files/bd718df4-ee68-4a84-affa-c24f79ceec81

●	the nominating and corporate governance committee charter at:

https://chembiodiagnosticsinc.gcs-web.com/static-files/264bc05a-d241-4fc8-88d6-9aded84378fb.

The functions and responsibilities of the committees are described below.

Independence of Directors

The board of directors must consist of a majority of independent directors under both the Corporate Governance Guidelines and the applicable requirements of the Nasdaq.

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under Nasdaq rules, an individual will qualify as an “independent director” only if, in the opinion of the company’s board of directors, he or she does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Corporate Governance Guidelines effectively mandate compliance with these Nasdaq requirements.

●	Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934 or the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board or committee service, and may not be an affiliated person of the listed company or any of its subsidiaries.

●	Compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 under the Securities Exchange Act. In determining independence requirements for members of compensation committees, Nasdaq and other national securities exchanges and national securities associations are to consider relevant factors that include (a) the source of compensation of a director, including any consulting, advisory or other compensatory fee paid by the listed company to the director, and (b) whether the director is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.

The board annually reviews the independence of all non-employee directors. The board has determined that each of David Acheson, David Bespalko, Katherine Davis and John Potthoff qualifies as an independent director in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The independent members of the board hold separate, regularly scheduled executive sessions during board meetings at which only independent directors are present.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. We have posted the Code of Business Conduct and Ethics on our website at https://chembiodiagnosticsinc.gcs-web.com/static-files/bca4f259-b35e-4280-a17f-2509fb6ff007. We will post any amendments to the Code of Business Conduct and Ethics on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct and Ethics on our website. We have not granted any such waivers to date.

We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. We have posted copies of our whistleblower procedures on our website at https://chembio.com/investors/corporate-governance/. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated to the audit committee or our President and Chief Executive Officer.

Majority Voting in Uncontested Director Elections Policy

In March 2021 the board of directors adopted our Majority Voting in Uncontested Director Elections Policy. An uncontested election occurs when the number of director nominees is equal to the number of board positions to be filled through election and proxies are being solicited for such election of directors solely by our company. Pursuant to our policy in such an election, if a director receives a greater number of votes “withheld” than “for” his or her election, such director shall promptly offer his or her resignation for consideration by the nominating and corporate governance committee. The nominating and corporate governance committee shall then consider all of the relevant facts and circumstances and recommend to the board whether or not to accept such offer of resignation. The final decision of whether or not to accept such resignation shall be made by the board, and, if required or determined by the board to be desirable, we shall appropriately disclose the decision of the board along with the rationale for such decision.

Director Overboarding Policy

The board of directors recognizes that its members benefit from service on the boards of other companies and it encourages such service. The board also believes, however, that it is critical that directors are able to dedicate sufficient time to their service on the board. In March 2021 the board adopted our Director Overboarding Policy. Pursuant to this policy, unless the board determines that such service would not impair the ability of a director to effectively serve on the board or the Audit Committee of the board:

●	no director who serves as the chief executive officer of any public company, including Chembio, may serve on the boards of directors of more than two public companies, including Chembio; and

●	no other director may serve on the board of directors of more than four public companies, including Chembio.

Directors must notify the chair of the nominating and corporate governance committee before accepting a seat on the board of directors of another public company so that the potential for conflicts or other factors compromising the director’s ability to perform his or her duties may be fully assessed. Each director is expected to ensure that other existing and planned future commitments do not material interfere with his or her services as a director.

Policies and Procedures for Stockholder Nominations to the Board of Directors

In March 2021 the board of directors adopted Policies and Procedures for Stockholder Nominations to the Board of Directors, pursuant to which the nominating and corporate governance committee considers director candidates recommended by stockholder for open positions on the board. Pursuant to this policy, a stockholder recommendation for a director to be considered for nomination by the board at the next annual meeting of stockholders, such recommendation must be made by a stockholder of record entitled to vote. Stockholder candidate recommendations must be made by notice in writing to our Secretary at our principal business address, together with a statement signed by the candidate acknowledging that (a) the candidate, if elected, will serve as a director and will represent all stockholder in accordance with applicable laws and our charter any bylaws and (b) the candidate, if elected, will comply with our Code of Business Conduct and Ethics and any other applicable rules, regulation, policy or standard of conduct applicable to the board and its individual members. In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on our standard form and provide any additional information we request. Each director candidate recommendation submitted by a stockholder shall set forth the nominee’s name and address of the stockholder and a description of all arrangements or understanding among the stockholder and the candidate and any other person pursuant to which the recommendation is being made. Each director candidate recommendation must be received by our Secretary no later than 120 days prior to the first anniversary of the previous annual meeting of stockholders. A copy of this policy is posted on our website at https://chembio.com/investors/corporate-governance/.

Director, Officer and Employee Hedging

Pursuant to our Restated Insider Trading Policy as most recently updated by the board of directors in September 2020, none of our directors, officers or other employees (or specified entities or controlled entities), or Covered Persons, may hedge or pledge any of our securities that they hold directly. An exception to this prohibition may be granted where a Covered Person wishes to pledge our securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Board Oversight of Risk

The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes the Chief Financial Officer reporting directly to the audit committee at least quarterly to provide an update on management’s efforts to manage risk.

Matters of significant strategic risk, including cybersecurity risks and risks to the company and our employees due to the COVID-19 (Coronavirus) pandemic, are considered by the board as a whole.

Board Diversity

The Corporate Governance Guidelines acknowledge our commitment to a policy of inclusiveness and provide that we will endeavor to have a diverse board representing a range of experiences in areas that are relevant to Chembio’s business and the needs of the Board from time to time. The board believes that maintaining a diverse membership with varying backgrounds, skills, expertise and other differentiating personal characteristics promotes the success of our business and represents stockholder interests through the exercise of sound judgment using the board’s diversity of experience and perspectives. Under the Corporate Governance Guidelines, in performing its responsibilities for identifying, screening and recommending candidates to the Board in connection each director search, the nominating and corporate governance committee is to be committed to including in the initial candidate pool one or more highly qualified candidates who reflect diverse backgrounds, skills and experiences, including individuals with diversity of gender identity, sexual orientation, race, ethnicity and national origin and diversity of viewpoints, education and professional experience (including individuals from non-executive corporate positions and non-traditional environments).

Board Leadership Structure

The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. The Corporate Governance Guidelines provide that the board will select the Chair of the Board and the Chief Executive Officer and the Chief Executive Officer in the manner it determines to be in the best interests of our stockholders and that it is our policy that those two positions not be held by the same person. In adopting that policy, the board has determined that separating the positions of Chair of the Board and Chief Executive Officer is the best structure to fit our current needs. This structure allows the Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chair of the Board to focus on leading the board in its fundamental role of providing advice to, and independently overseeing, management. The board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as the Chair of the Board, particularly as the board’s oversight responsibilities continue to grow. The board believes that having separate positions, with an independent, non-executive director serving as the Chair of the Board, is the appropriate leadership structure for our company and allows the board to fulfill its role with appropriate independence.

Audit Committee

The principal responsibilities of the audit committee are:

●	appointing, approving the compensation of, and assessing the independence of our independent auditor;

●	approving all audit and non-audit services of the independent auditor;

●	evaluating our independent auditor’s qualifications, performance and independence;

●	reviewing our financial statements and financial disclosure;

●	conducting periodic assessments of our accounting practices and policies;

●	furnishing the audit committee report required by SEC rules;

●	reviewing and approving of all related-party transactions;

●	setting hiring policies for the hiring of employees and former employees or our independent auditor and ensuring that those policies comply with all applicable regulations;

●	developing and monitoring compliance with a code of ethics for senior financial officers and a code of conduct for our employees, officers and directors;

●	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

●	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

●	overseeing the work of our independent auditor, including resolution of disagreements between management and our independent auditor; and

●	reviewing and discussing our annual and quarterly financial statements and related disclosures with management and our independent auditor.

Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.

The current members of the audit committee are John Potthoff, who serves as chair, David Acheson, David Bespalko, and Katherine Davis. Each of the current members of the audit committee is standing for re-election at the Annual Meeting. The board determined that each of the current audit committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act, (c) an “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, or the Code, and (d) financially literate. The board also determined that each of Dr. Potthoff and Ms. Davis is an audit committee financial expert in accordance with the standards of the SEC.

During 2021 the audit committee met six times and met privately with representatives of our independent auditor on four occasions. Each of the then-serving members participated in at least 75% of the meetings of the audit committee during 2021.

Compensation Committee

The principal responsibilities of the compensation committee are to assist the board of directors in fulfilling its responsibilities relating to:

●	developing an executive compensation philosophy and establishing and annually reviewing and approving executive compensation programs and policies;

●	reviewing and approving corporate goals and objectives for chief executive officer compensation, evaluating chief executive officer performance based on those goals, and setting chief executive officer compensation;

●	reviewing chief executive officer recommendations with respect to, and approving annual compensation for, other executive officers;

●	establishing and administering annual and long-term incentive compensation plans for key executives;

●	recommending to the board for approval incentive compensation plans and equity-based plans;

●	reviewing and approving all special executive employment, compensation and retirement arrangements;

●	recommending to the board changes to executive compensation policies and programs;

●	recommending to the board all Internal Revenue Service tax-qualified retirement plans;

●	recommending to the board all nonqualified benefit plans and periodically reviewing such plans;

●	reviewing management’s recommendations for other nonexecutive corporate incentive plans;

●	provide minutes of committee meetings to the board and reporting any significant matters arising from the committee’s work;

●	preparing the report on executive compensation required by SEC rules;

●	determining procedures for selection of the chief executive officer and other senior management;

●	determining procedures for board review of the chief executive officer and other senior management;

●	developing guidelines for, and monitoring compliance with, long-range succession planning;

●	developing and maintaining, in consultation with the Chair of the Board and the chief executive officer, a short-term succession plan for unexpected situations affecting the senior management; and

●	monitoring procedures relating to executive development.

The current members of the compensation committee are David Bespalko, who serves as chair, Katherine Davis, and John Potthoff. Each of the current members of the compensation committee is standing for re-election at the Annual Meeting. The board determined that each of the current compensation committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act and (c) an “outside director,” as that term is defined in Section 162(m) of the Code.

The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.

The compensation committee held four meetings in 2021. Each of the then-serving members participated in all of the meetings of the compensation committee during 2021.

Compensation Committee Interlocks and Insider Participation

During 2021 none of the members of the compensation committee was an officer or employee of our company or any of our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

Nominating and Corporate Governance Committee

The principal responsibilities of the nominating and corporate governance committee are:

●	identifying, approving and recommending director candidates to the board of directors;

●	establishing and periodically reassessing procedures to be followed by stockholders in submitting recommendations for director candidates and review and evaluate qualifications of any director candidates who have been so recommended;

●	reviewing proposed disclosures of stockholder recommendations procedures for inclusion in our proxy statements and annual reports;

●	recommending to the board the nominees to stand for election as directors by:

●	establishing and following a process for evaluating proposed director nominees;

●	establishing and following a process for evaluating the independence, contributions and effectiveness of incumbent directors; and

●	evaluating and recommending the board the termination of service of individual directors.

●	reviewing periodically with the board and the chief executive officer the succession plans relating to positions held our executive officers and, if desirable, making recommendations to the board with respect to potential candidates to occupy those positions;

●	developing a succession plan for the chief executive officer or other executive officers;

●	conducting an annual evaluation of the board’s performance and each of the committee’s performance and reporting to the board on the results of such evaluations;

●	assisting each of the audit committee and the compensation committee in conducting its annual performance evaluation and reporting to the board on the results of those evaluations;

●	reviewing and recommending director orientation and continuing education programs for directors;

●	assessing annually the size and composition of the board and the board committees and making recommendations to the board as to changes in size of the board or any board committee;

●	annual recommending tot eh board assignments of directors to each board committee;

●	periodically reviewing and updating or otherwise amending membership qualifications for board committees and monitoring compliance with board and board committee membership criteria; and

●	developing and recommending a set of corporate governance principles and recommending any changes to the board by:

○	reviewing governance-related stockholder proposals and recommending responses to the board;

○	reviewing board policies relating to meeting schedules, agendas and the participation of management in meetings of the board and board committees;

○	annually reviewing and assessing compliance with the corporate governance requirements established by Nasdaq and applicable laws and regulations relating to corporate governance;

○	annually reviewing our director retirement policy, if any;

○	reviewing and reassessing the adequacy of our other corporate governance policies and recommending any changes to the board

○	recommending to the board such additional actions related to corporate governance matters as the nominating and corporate governance committee may deem appropriate or necessary from time to time.

The current members of the nominating and corporate governance committee are David Acheson, who serves as chair, Katherine Davis, and John Potthoff. Each of the current members of the nominating and corporate governance committee is standing for re-election at the Annual Meeting. The board determined that each of the current nominating and corporate governance committee members is independent, as defined in the listing standards of Nasdaq.

The nominating and corporate governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms.

The nominating and corporate governance committee held seven meetings in 2021 and held two executive sessions with only non-employee directors in attendance. Each of the then-serving members participated in all of the meetings of the nominating and corporate governance committee during 2021.

Certain Relationships and Related-Person Transactions

Procedures for Approval of Related Person Transactions

The board of directors reviews all transactions involving us in which any of our directors, director nominees, significant stockholders and executive officers and their immediate family members are participants, in order to determine whether any such party has a direct or indirect material interest in the transaction. All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. The proposed transaction is then reviewed by either the board as a whole or the audit committee, which determines whether to approve the transaction. After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of our company and stockholders.

Conflict of Interest Policy

The board of directors has adopted a Conflict of Interest Policy applicable to all directors, officers, and employees of our company and our subsidiaries.

The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, defined by the policy to mirror the definition of Item 404 of Regulation S-K of the SEC (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in our best interests and fair to us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a director and officer questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions.

Since January 1, 2021, we have not engaged in any related-party transactions in which the amount involved exceeded $100,000 and in which any of our directors or executive officers or any holder of more than 5% of our common stock, or any member of the immediate family of any of these persons or entities controlled by any of them, had or will have a direct or indirect material interest, other than the compensation arrangements described in “Director Compensation” and “Executive Compensation.” It is our intention to ensure that any future transactions between us and our officers, directors and significant stockholders and their affiliates are approved by the audit committee and a majority of the members of the board, including a majority of the independent and disinterested members of the board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Beneficial Ownership of Common Stock

The following table sets forth the number of outstanding shares of common stock beneficially owned, and the percentage of the class beneficially owned, as of March 28, 2022, by:

●	each named executive officer included in “Executive Compensation—Summary Compensation Table”;

●	each current director and the additional nominee for election as a director; and

●	all of our current executive officers and directors and the additional nominee for election as a director, as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by May 27, 2022 (60 days after March 28, 2022) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of March 28, 2022, there were 30,216,016 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group. There are no persons known to us to be the beneficial owners of more than five percent of the shares of common stock outstanding as of March 28, 2022. Unless otherwise noted below, the address of each person listed in the table is in care of Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788.

	Common Stock
Named Executive Officers, Directors and Director Nominees	Shares	%
Richard L. Eberly(1)	248,342	*	%
Neil A. Goldman(2)	45,903	*
Javan Esfandiari(3)	263,412	*
Lawrence J. Steenvoorden	—	—
Katherine L. Davis(4)	142,709	*
John G. Potthoff(5)	137,213	*
David W.K. Acheson(6)	28,674	*
David W. Bespalko(7)	37,480	*
Leslie Teso-Lichtman	—	—
All current executive officers and directors as a group (10 persons)(8)	997,450	3.3

*	Less than 1%.

(1)	Includes (a) 116,572 shares issuable under restricted stock units and 80,357 shares issuable under options exercisable by May 27, 2022 and (b) 51,413 shares held by Mr. Eberly’s spouse.

(2)	Mr. Goldman resigned as our Executive Vice President and Chief Financial Officer effective as of November 5, 2021.

(3)	Includes 152,161 shares issuable under options exercisable by May 27, 2022.

(4)	Includes 36,252 shares issuable under options exercisable by May 27, 2022.

(5)	Includes 83,127 shares issuable under options exercisable by May 27, 2022.

(6)	Includes 23,781 shares issuable under options exercisable by May 27, 2022.

(7)	Includes 31,746 shares issuable under options exercisable by May 27, 2022.

(8)	Includes 52,660 shares issuable under options exercisable, by May 27, 2022.

Director Compensation

Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation annually based on recommendations by the nominating and corporate governance committee. The nominating and corporate governance committee has the sole authority to engage a consulting firm to evaluate director compensation.

Under our non-employee director compensation program, each non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards. Directors also may be paid for serving on ad hoc committees of the board. Richard Eberly, our President and Chief Executive Officer, does not receive any additional compensation for his service as a director.

Under our non-employee director compensation program, in 2021 our non-employee directors were eligible to receive the following annual cash compensation for their service on the board and the board’s standing committees:

NON-EMPLOYEE DIRECTOR ANNUAL RETAINERS

Position	Annual Cash Retainer
Chair of the Board	$70,000
All Other Independent Directors	35,000
Audit Committee Chair	15,00
Other Audit Committee Members	7,500
Compensation Committee Chair	10,00
Other Compensation Committee Members	5,000
Nominating and Governance Committee Chair	7,500
Other Nominating and Governance Committee Members	3,750

The following table shows the total compensation for non-employee directors during 2021.

2021 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Non-Employee Director	Fees Earned or Paid in Cash($)(1)	Option Awards($)(2)		Stock Awards($)(2)		Total($)
David W.K. Acheson	$ 45,325	$ —		$ —		$ 45,325
David W. Bespalko	40,274	89,817	(3)	79,999	(4)	210,090
Katherine L. Davis	90,596	—		—		90,596
John G. Potthoff	58,750	—		—		58,750

(1)	Consist of annual retainer fees, as described in the preceding table.

(2)	Reflects the aggregate grant date fair value of any restricted stock units and stock options granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive Plans to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. This amount does not reflect the actual economic value that will ultimately be realized by each director.

(3)	Upon appointment to the board, Mr. Bespalko was awarded nonqualified stock options to acquire 31,746 shares of common stock, each with an exercise price of $4.65 per share. The nonqualified stock options will vest in full immediately prior to our 2022 Annual Meeting of Stockholders, subject to accelerated vesting upon a defined change in control and subject to continued service.

(4)	Upon appointment to the board, Mr. Bespalko was awarded 17,204 restricted stock units, each to acquire one share of common stock. The restricted stock units vest in three equal installments, two of which vested on December 17, 2021 and 2022 and one of which will vest on December 17, 2023, subject to accelerated vesting upon a defined change in control and subject to continued service.

As discussed under “Executive Compensation—Summary Compensation Table—Narrative Explanation of Summary Compensation Table,” on February 20, 2020, the board adopted the Grant Guidelines in the form recommended by the compensation committee. The Grant Guidelines provide for the grant of equity awards to non-employee directors once annually, on the date of our annual meeting of stockholders at which the non-employee directors are elected (or re-elected) to the board unless such annual stockholder meeting occurs either (a) earlier than the third trading day following the date on which we file our Quarterly Report on Form 10-Q for the quarter ended March 31 of such year, in which case the grant date generally shall be the first Monday that follows the date of such filing, or (b) on or after June 1 of such year, in which case the grant date generally shall be the first Monday that follows the date on which we next file an Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

On December 17, 2020, the board approved a non-employee director compensation policy, or the Revised Policy, effective immediately. The purpose of the Revised Policy is to provide a total compensation package that enables us to attract and retain, on a long-term basis, high-caliber directors. The Revised Policy applies to each non-employee who serves on the board. The board approved the Revised Policy in accordance with a recommendation of the board’s compensation committee, which had considered recommendations made by our compensation consultant based in part upon assessments of our director compensation relative to that of a peer group of comparable companies.

The Revised Policy sets forth (a) cash and equity compensation for directors serving during calendar year 2021 and (b) one-time equity compensation for new directors joining the board on or after December 17, 2020. The board reviews and approves director compensation annually and will amend or restate the Revised Policy accordingly.

Compensation for 2021 Services. Under the Revised Policy, the following terms applied during calendar year 2021:

●	Cash Compensation. Each non-employee director will be entitled to a cash retainer of $35,000 for service on the board of directors for 2021, except that the Chair of the Board will instead receive a cash retainer of $70,000. In addition, a non-employee director serving on the board’s audit committee, compensation committee, or nominating and corporate governance committee in a non-Chair capacity will be entitled to a cash retainer of $7,500, $5,000 or $3,750, respectively, for services on those committees for the year. The Chair of one of those committees will be entitled to a cash retainer twice the amount payable to other members of that committee. Directors are not entitled to receive attendance fees for any meetings of the board or its committees.

●	Equity Awards. In December 2020, the board’s compensation committee determined that, in light of the financial and operational circumstances of the company and the limited number of shares remaining for grant under the 2019 Omnibus Incentive Plan, no equity-based awards would be granted to any non-employee director with respect to services during calendar year 2021, notwithstanding the provisions of the Revised Policy. Under the Revised Policy, each of the non-employee directors elected (or re-elected) to the board at the 2021 annual meeting of stockholders would have received annual equity-based awards under our 2019 Omnibus Incentive Plan having an aggregate value of $80,000, based upon the fair market value of common stock on the grant date and consisting of $40,000 in value of restricted stock units and $40,000 in value of nonqualified stock options. These awards would have been granted as of the date of the 2021 annual meeting and would have vested immediately prior to the Annual Meeting.

One-time Equity Award for New Directors. Each non-employee director who is initially elected to the board after December 17, 2020 will receive equity awards with an aggregate value of $160,000, which will consist of $80,000 in value of restricted stock units and $80,000 in value of nonqualified stock options unless otherwise determined by the compensation committee. These awards are to be granted upon commencement of board service. The restricted stock units will vest on the first, second and third anniversaries of the grant date, and the nonqualified stock options will vest in full immediately prior to second annual meeting of stockholders following the grant (unless the director is first elected at an annual meeting, in which case the nonqualified stock option will vest in full immediately prior to the next annual meeting). All of the restricted stock units and nonqualified stock options will be subject to accelerated vesting upon a defined change in control.

Executive Officers

The following table sets forth information, as of April 11, 2022, about our executive officers. Each executive officer serves at the discretion of the board of directors.

EXECUTIVE OFFICERS

Name	Age	Positions and Business Experience
Paul Angelico	65

Professional Experience

●

Executive Vice President and Chief Operations Officer since January 2022, Vice President of Global Operations from April 2020 to January 2022 and Vice President of Manufacturing Operations from October 2019 to April 2020.

●

Executive Vice President of Global Operations of US Nonwovens LLC, a private label manufacturer of personal, fabric and home-care products for consumer products retailers, from December 2017 to October 2019.

●

Principal and Owner of The Dover Group, a management consultancy servicing multiple industry sectors, from 2009 to December 2017

●

President, Chief Executive Officer and Director of Cyclica Inc., a life sciences technology provider of proprietary software solutions to drug discovery and development companies, from 2015 to 2016.

Education

●

Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute

Charles Caso	60

Professional Experience

●

Senior Vice President, Global Commercial Operations since January 2022, Vice President, North American Sales & Global Marketing from May 2020 to January 2022.

●

Vice President, Global Sales and Customer Success of ArcherDX, Inc., (now Invitae Corporation) a life sciences tool company, from July 2019 to April 2020.

●

Senior Vice President, Commercial Operations – Global Diagnostics from March 2018 to April 2019 and Vice President, Sales & Marketing – Global Diagnostics from August 2016 to March 2018 at Meridian Bioscience, a global provider of molecular and immunological reagents and life science raw materials for diagnostic applications.

●

Served in a series of positions at Beckman Coulter Genomics (operating company of Danaher Inc.)  from 2011 to 2016, including as Director of Worldwide Commercial Operations from 2015-2016.

Education

●

Bachelor of Science degree in Marketing from Indiana University of Pennsylvania

●

Master of Business Administration degree from University of Pittsburgh Katz Graduate School of Business

Richard L. Eberly	61	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors” at page 17.
Lawrence J. Steenvoorden	52

Professional Experience

●

Senor Director at Accordion Partners, a private equity-focused financial consulting and technology firm, from December 2018 to December 2021, Director from December 2017 to December 2018

●

Chief Accounting & Financial Officer of Onyx Renewable Partners, LP, a renewable energy development company managed by Blackstone Energy Partners, from March 2016 to November 2017

●

Various accounting roles of increasing responsibility at Siemens Healthcare Diagnostics Inc., Siemens Corporation and Siemens AG, including most recently Global Controller, Business Planning & Controlling of Siemens Healthcare Diagnostics Inc, from 2001 to February 2016.

●

Certified Public Accountant

Education

●

Bachelor of Science degree in Accounting from the University of Delaware

●

Master of Business Administration degree from Rider University

Javan Esfandiari	55

Professional Experience

●

Executive Vice President and Chief Scientific and Technology Officer since 2004 and Director of Research and Development, from 2000 to 2004

●

Co-founder and Director of Research and Development of Sinovus Biotech AB, a developer of lateral flow technology, from 1997 to 2000

●

Director of Research and Development with On-Site Biotech/National Veterinary Institute, a government agency for veterinary medicine, from 1993 to 1997

Education

●

Master of Science degree in Molecular Biology from Lund University, Sweden

●

Bachelor of Science degree in Clinical Chemistry from Lund University, Sweden

There are no family relationships among our directors and executive officers.

Executive Compensation

Summary Compensation Table

We are eligible, and have chosen, to comply with the scaled executive and director compensation disclosure rules applicable to a “smaller reporting company,” as defined in applicable SEC rules.

The following table provides information concerning the compensation paid for 2021 and 2020 to our “named executive officers” as of December 31, 2021, who consisted of our President and Chief Executive Officer and our next two most highly compensated executive officers during 2021, who include our former Executive Vice President and Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)		Total ($)
Richard L. Eberly	2021	$476,764	$186,300	$540,000	$938,774	$1,062		$2,142,900
President and Chief Executive Officer	2020	315,385	158,333	551,270	—	—		$1,024,988
Neil A. Goldman(4)	2021	345,409	—	180,001	312,925	2,687		841,022
Former Executive Vice President and Chief Financial Officer	2020	310,000	155,000	133,689	171,465	4,931	(5)	775,085
Javan Esfandiari	2021	397,453	108,389	180,002	312,993	2,380	(5)	1,001,217
Executive Vice President and Chief Science and Technology Officer	2020	365,040	182,520	157,410	201,887	9,961	(6)	916,818

(1)	Reflects the aggregate grant date fair value of any restricted stock units and stock options granted determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are included in Note 10. Equity Incentive Plans to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. This amount does not reflect the actual economic value that will ultimately be realized by each NEO.

(2)	Consist of restricted stock units that vest over three years, one-third of which vested on March 15, 2022, and with one-third vesting on each of March 15, 2023 and 2024, subject to continued service through each vesting date.

(3)	Consist of option awards exercisable for common stock. The option awards are scheduled to vest and become exercisable over four years, one-fourth of which vested on March 15, 2022, and with one-fourth vesting on each of March 15, 2023 and 2024, and 2025, subject to continued service through each vesting date.

(4)	Mr. Goldman resigned as our Executive Vice President and Chief Financial Officer effective as of November 5, 2021.

(5)	Consists of matching contributions to 401(k) plan.

(6)	Consists of matching contributions to 401(k) plan and automobile allowance.

Narrative Explanation of the Summary Compensation Table

The compensation paid to executives for 2021 consisted of the following components:

●	base salary;

●	cash bonuses, consisting of annual performance-based bonuses and one-time incentive bonuses;

●	long-term incentive compensation in the form of stock options and restricted stock units, or RSUs; and

●	benefits consisting principally of health and welfare plan contributions.

Following a review of market benchmarks in December 2021, it was determined that 2021 total compensation, and in particular target cash compensation (base salary and target annual cash bonuses), for our executives approached the market medians, but continued to be below that of similarly sized companies. We continue to believe that a performance-based compensation program calibrated to market median balances stockholder interests with our ability to attract and engage our executives.

2021 Cash Bonuses

Annual Performance-Based Bonuses. At meetings held in December 2020, the compensation committee, with the assistance of our independent compensation consultant Pearl Meyer, approved a formulaic structure for bonus determinations for executives with respect to 2021. In accordance with this structure:

●	Annual cash bonus payments for executives for 2021 were determined based on achievement of weighted metrics with respect to three corporate goals: revenue, 60%; adjusted EBITDA, 10%; and specified organizational goals aligned with our strategic plan (including regulatory, product development, manufacturing automation, employee retention and inventory-related milestones), 30%. In the first quarter of 2022, the compensation committee confirmed that NEOs had achieved, on a weighted basis, 80% of the target bonus amounts, as the result of substantial achievement of the targeted revenue metric and overachievement of the pre-determined organizational goals but no achievement of the targeted adjusted EBITDA metric.

●	In addition to achievement of these corporate goals, annual cash bonus payouts for each executive in 2021 were subject to a performance adjustment (either up or down) based on an executive’s respective individual contribution to the achievement of the corporate performance outcomes. In the first quarter of 2022, the compensation committee determined that, while the executives had performed well in a year that had presented previously unforeseen challenges and had made significant efforts to generate meaningful revenue in the second half of the year, the annual cash bonus payout for each executive would be adjusted to equal 50% of the executive’s annual cash bonus payout opportunity. These reductions principally reflected the level of actual adjusted EBITDA for 2021 and were intended to drive accountability to profitability.

As the result of the above computations, 2021 annual cash bonus payments were made to Richard Eberly in the amount of $165,600 and Javan Esfandiari in the amount of $91,154. Our third NEO, Neil Goldman, terminated his employment in November 2021 and therefore was ineligible for any annual cash bonus payment with respect to 2021.

One-Time Incentive Bonuses. In August 2021 the board of directors, upon the recommendation of the compensation committee, approved the adoption of a One-Time Incentive Plan, or the OTIP, under which up to $1.5 million, or the OTIP Pool, was made available for cash awards to a number of employees, including executives. The board intended that the OTIP would help us: retain the employment of employees in the light of our liquidity challenges and a highly competitive employment market stemming, in part, from the ongoing COVID-19 pandemic; optimize our potential to deliver tests in accordance with the two significant customer purchase orders received in July 2021; and position our company on a solid path for the future.

●	Sixty percent, or up to $900,000, of the OTIP Pool was made available upon compliance with three performance milestones based on our receipt of payment for tests delivered under the two significant customer purchase orders, as follows: 20%, or up to $180,000, would be payable to OTIP participants following our receipt of payment for the initial delivery of tests under either order; 30%, or up to $270,000, would be payable to OTIP participants following our receipt of payments under the orders totaling approximately $16.2 million (one-half of the aggregate purchase prices of the two orders); and 50%, or up to $450,000, would be payable to OTIP participants upon our receipt of payment for the total purchase prices of the two orders. In general, compliance with the performance milestones is to be completed by March 31, 2022.

●	The remaining forty percent, or $600,000, of the OTIP Pool is designed for employee retention, and will be available to OTIP participants who continue to be our employees in good standing as of August 31, 2022.

Approximately $1.3 million of the cash awards under the OTIP was available for awards to 37 identified “critical employees,” who included each of the NEOs. Eligible employees were assigned to two tiers, with the 19 members of Tier I having potential awards of up to 25% of their annual base salaries and the 18 members of Tier II having potential awards of up to 15% of their annual base salaries. Each of our NEOs was a member of Tier 1, and their maximum award amounts, payable during 2021 and 2022, were: Richard Eberly, $115,000; Javan Esfandiari, $95,750; and Neil Goldman, $85,250. The amounts received by the NEOS under the OTIP with respect to 2021 were: Mr. Eberly, $20,800; Mr. Esfandiari, $17,235; and Mr. Goldman, $0. The remaining approximately $0.2 million of the OTIP Pool is reserved for future allocation to employees other than the 37 identified “critical employees.”

2021 Equity Awards

Prior to 2020, we did not typically grant equity awards to executives on an annual basis. From time to time, however, we did grant stock options, when appropriate, as a long-term incentive component of our compensation program. With respect to our long-term incentive program for 2021, the compensation committee adopted Pearl Meyer’s recommendation to grant to executives equity awards approaching the market median at similarly sized companies in our sector and we delivered equity grants in March 2021 in a combination of stock options (60% of value) and time-vesting RSUs (40% of value). The compensation committee determined, based on information compiled by Pearl Meyer, this structure is consistent with that of comparable companies. The compensation committee further determined that use of 2021 grant values approaching the market median appropriately balanced a recognition of our performance in 2020 and a desire to align the compensation of the executive team with future value creation.

Our stock options allow our executives to purchase covered shares at a price equal to the fair market value on the date of grant. In some cases, we attach performance criteria to the vesting of the stock options.

See also “—Outstanding Equity Awards at December 31, 2020” below.

On February 20, 2020, the board of directors adopted Equity Award Grant Guidelines, or the Grant Guidelines, in the form recommended by the compensation committee. The Grant Guidelines are intended to establish procedures for granting of equity-based awards that minimize the opportunity – or the perception of an opportunity – for us to time an equity award grant in a manner that could take advantage of any material nonpublic information or could result in an assertion that the equity award has been are priced at a value less than the fair market value of common stock on the grant date. Under the Grant Guidelines, the compensation committee generally is to consider and, if approved, grant equity awards to our employees once annually during the first quarter of the fiscal year, on the first Monday that follows the date on which we file our Annual Report on Form 10-K. The Grant Guidelines contemplate that the compensation committee may, from time to time, determine that it is in our best interests to deviate from the foregoing terms with respect to the grant of an equity award, in which case such Equity Award must be reviewed and approved by the board.

Outstanding Equity Awards at December 31, 2021

The following table sets forth information regarding each unexercised option or unvested RSU held by each of our named executive officers as of December 31, 2021:

		Option Awards				Stock Awards
Name		Number of Securities Underlying Unexercised Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested(#)	Market Value of Shares or Units of Stock that have not Vested
Richard L. Eberly	(1)(5)	—	—	—	—	155,726	$367,513
	(1)(6)	—	—	—	—	432,000	$540,000
	(2)(7)		833,143	1.25	03/10/2032	—	—
	(1)(8)					116,129	$540,000
	(2)(9)	80,357	241,072	4.65	03/14/2028	—	—
Neil A. Goldman(13)	(2)(10)	125,000	—	7.04	12/18/2024	—	—
	(2)(11)	—	159,725	2.36	3/15/2027	—	—
Javan Esfandiari	(1)(6)	—	—	—	—	144,000	$180,002
	(2)(7)		277,716	1.25	03/10/2032	—	—
	(1)(8)	—	—	—	—	38,710	$180,002
	(2)(9)	26,785	80,358	4.65	03/14/2028	—	—
	(3)(11)	—	188,064	2.36	3/15/2027	—	—
	(1)(12)	—	—	—	—	84,629	412,990

(1)	RSUs subject to vesting, to acquire common stock.

(2)	Options exercisable, subject to vesting, to acquire common stock.

(3)	Restricted stock award, or RSA.

(4)	Performance stock units, or PSU, subject to vesting, to acquire common stock

(5)	RSU was granted on March 16, 2020. RSU vests over three years, with one-third vesting on each of the first, second and third anniversary of the grant date, subject to continued service through each vesting date.

(6)	RSU was granted on March 11, 2022. RSU vests over three years, with one-third vesting on each of the first, second and third anniversary of the grant date, subject to continued service through each vesting date.

(7)	Option was granted on March 11, 2022. Option vests and becomes exercisable over four years, with one-fourth vesting on each of the first, second, third and fourth anniversary of the grant date, subject to continued service through each vesting date.

(8)	RSU was granted on March 15, 2021. RSU vests over three years, with one-third vesting on each of the first, second and third anniversary of the grant date, subject to continued service through each vesting date.

(9)	Option was granted on March 15, 2021. Option vests and becomes exercisable over four years, with one-fourth vesting on each of the first, second, third and fourth anniversary of the grant date, subject to continued service through each vesting date.

(10)	Option was granted on December 18, 2017. Option was fully vested and exercisable as of December 18, 2020.

(11)	Option was granted on March 16, 2020. Option vests and becomes exercisable over three years, with one-third vesting on each of the first, second and third anniversary of the grant date, subject to continued service through each vesting date.

(12)	PSU was granted on March 16, 2020. PSU shall vest in equal installments on a daily basis beginning on the first anniversary of the grant date. The number of shares of common stock awarded upon vesting of the PSU depends on the total shareholder return of our company as compared to that of certain peer companies, subject to continued service through the vesting date.

(13)	Mr. Goldman’s employment as Executive Vice President and Chief Financial Officer ended effective November 5, 2021.

For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “—Employment Agreements” below.

Employment Agreements

Richard L. Eberly

Effective as of March 16, 2020 and as amended on February 9, 2022, we entered into an employment agreement with Richard Eberly to serve as our President and Chief Executive Officer. The employment agreement, as amended, provides for our at-will employment of Mr. Eberly as our President and Chief Executive Officer through December 31 of each calendar year, which term will extend automatically for additional calendar years as of each January 1 unless either party delivers, by no later than the immediately preceding October 1, a written notice to the other party that the term will not be extended. Under the terms of the employment agreement, we will pay Mr. Eberly an annual base salary of $400,000, which amount is subject to annual review by the compensation committee and may be increased, but not decreased. In accordance with the terms of the employment agreement, we granted to Mr. Eberly on March 16, 2020 an RSU, award covering 233,589 shares of common stock. Subject to Mr. Eberly’s continued service with us, the RSU award vests in three equal instalments, two of which vested as of March 16 of each of 2021, 2022 and with the final instalment vesting on March 16, 2023, except that vesting with respect to each outstanding equity award agreement executed by us and Mr. Eberly will accelerate if Mr. Eberly’s employment is terminated or not renewed by us without Cause or by Mr. Eberly for Good Reason within 12 months following a Change in Control (each such capitalized term as defined in the employment agreement), to the extent such vesting is based solely on Mr. Eberly’s continued service over a period of time (rather than any performance-related metric). If Mr. Eberly’s employment is terminated or not renewed by us without Cause or by Mr. Eberly for Good Reason within 12 months of a Change in Control, we will be required to pay Mr. Eberly an amount equal to twice his base salary with respect to the year in which the termination occurs, in addition to the pro rata bonus amount.

Neil A. Goldman

Effective as of December 18, 2017 and as amended on January 21, 2019, we entered into an employment agreement with Neil Goldman to serve as our Executive Vice President and Chief Financial Officer. Mr. Goldman resigned as our Executive Vice President and Chief Financial Officer and effective as of November 5, 2021. Under Mr. Goldman’s employment agreement, if Mr. Goldman’s employment were to be terminated by reason of Disability or for Cause (each as defined in the employment agreement), or due to Mr. Goldman’s resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, would cease as of his termination date, and Mr. Goldman would receive no severance benefits. If we terminated Mr. Goldman’s employment without Cause or if Mr. Goldman had terminated his employment for a Reasonable Basis (as defined in the employment agreement), which included involuntary termination within a six-month period upon a Change in Control (as defined in the employment agreement), then we would have been required to pay Mr. Goldman his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Goldman’s employment agreement also contained provisions prohibiting Mr. Goldman from (i) soliciting our employees for a period of twenty-four months following his termination, (ii) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (iii) except where termination is involuntary upon a Change in Control, for a period of twelve months following termination of Mr. Goldman’s employment agreement (or for a period of six months after termination if Mr. Goldman were not entitled to severance under his employment agreement), competing with us. Mr. Goldman’s employment agreement continued in effect through the effective date of his resignation on November 5, 2021.

Javan Esfandiari

Effective as of March 5, 2016 and as amended on March 20, 2019 and November 30, 2021, we entered into an employment agreement with Javan Esfandiari to continue as our Executive Vice President and Chief Scientific and Technology Officer for an additional term through December 31, 2024. The term will extend automatically for additional calendar years as of each January 1 (commencing January 1, 2025), unless either party delivers, by no later than three months prior to the scheduled expiration (initially September 31, 2024), a written notice to the other party that the term will not be extended. In the event Mr. Esfandiari’s employment is terminated by reason of Disability or for Cause, (as defined in the employment agreement), or due to Mr. Esfandiari’s resignation or voluntary termination, all compensation, including his base salary, his right to receive a performance bonus, and benefits, and the vesting of any unvested equity awards, will cease as of his termination date, and Mr. Esfandiari will receive no severance benefits. If Mr. Esfandiari’s employment agreement is terminated by us without Cause, or if Mr. Esfandiari terminates his employment agreement for a Reasonable Basis(as defined in the employment agreement), including within 12 months of a Change in Control (as defined in the employment agreement), we will be required to pay his base salary and our monthly share of health insurance premiums for a period of twelve months as severance, and all of his unvested equity awards will vest immediately. Mr. Esfandiari’s employment agreement also contains provisions prohibiting Mr. Esfandiari from (a) soliciting our employees for a period of 24 months following his termination, (b) soliciting our customers, agents, or other sources of distribution of our business for a period of twelve months following his termination, and (c) except where termination is involuntary upon a “Change in Control,” for a period of twelve months following his termination, competing with us.

Lawrence J. Steenvoorden

Effective January 5, 2022, we entered into an employment agreement with Lawrence J. Steenvoorden to serve as our Executive Vice President and Chief Financial Officer. The employment agreement provides for Mr. Steenvoorden’s at-will employment as our Executive Vice President and Chief Financial Officer for an initial term commencing January 5, 2022 and expiring December 31, 2022. The term will extend automatically for an additional calendar year as of each January 1 (commencing January 1, 2023), unless either party delivers, by no later than the immediately preceding October 1 (initially October 1, 2022), a written notice to the other party that the term will not be extended. Under the terms of the employment agreement, we will pay Mr. Steenvoorden an annual base salary of $335,000, which amount is subject to annual review by the compensation committee and may be increased, but not decreased. In addition, we agreed to pay Mr. Steenvoorden (a) a cash signing bonus totaling $85,000, of which $40,000 was paid in January 2022 and $45,000 is payable in July 2022, and (b) a non-accountable allowance totaling $12,000 for living expenses associated with his relocation to a new principal place of employment with us, paid in equal monthly installments in January, February and March 2022. In accordance with the terms of the employment agreement, we granted to Mr. Steenvoorden on January 5, 2022 (a) a nonqualified stock option to acquire 300,000 shares of common stock at a price of $1.12 per share, expiring on January 5, 2029, and (b) a restricted stock unit award to acquire, without payment of any purchase price, up to 160,714 shares of common stock. Subject to Mr. Steenvoorden’s continued service with us, the shares subject to the nonqualified stock option will vest in four equal annual installments and the shares subject to the restricted stock unit award will vest in three equal annual installments, except that, in each case, vesting will accelerate in full upon (a) our termination of Mr. Steenvoorden’s employment without Cause, Mr. Steenvoorden’s termination of his employment for Good Reason or the expiration of the Term upon notice of nonrenewal delivered by Chembio, in each case within 12 months following a Change in Control, or (b) Mr. Steenvoorden’s death or Permanent Disability (each such capitalized term as defined in the employment agreement). Pursuant to the employment agreement, if Mr. Steenvoorden’s employment is terminated or not renewed by us without Cause or by Mr. Steenvoorden for Good Reason, we will be required to pay to Mr. Steenvoorden (a) a lump sum amount equal to his annual base salary and a pro rata bonus amount, each with respect to the year in which the termination occurs, and (b) on a monthly basis, for a period of up to one year, an amount equal to the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) premium for the highest level of coverage available under our group health plans, but reduced by the monthly amount that Mr. Steenvoorden would pay for such coverage if he were an active employee.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to shares of common stock that may be issued under equity plans and standalone option grants:

COMMON STOCK ISSUABLE UNDER EQUITY PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	2,149,971	(1)	$4.04	3,386,393	(2)
Equity compensation plans not approved by stockholders	616,440	(3)	$1.43	—
Totals	2,766,411		$3.46	3,386.393

(1)	Consists of 176,875 shares to be issued under the 2014 Stock Incentive Plan and 1,973,096 shares to be issued under the 2019 Omnibus Incentive Plan.

(2)	Consists of shares available under the 2019 Omnibus Incentive Plan.

(3)	Consists of (i) 155,726 shares issued as an inducement grant under our employment agreement with Richard L. Eberly and (ii) 460,714 shares issued as an inducement grant under our employment agreement with Lawrence J. Steenvoorden.

Accounting Matters

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to us by E&Y, our current independent auditor, for professional services rendered for the fiscal year ended December 31, 2021 and 2020 and the aggregate fees billed to us by BDO USA, LLP, our former independent auditor, for professional services rendered for the interim period ended March 27, 2020 and for the fiscal year ended December 31, 2021.

	2021			2020
	E&Y	BDO	Total	E&Y	BDO	Total

Audit Fees(1)	$290,000	$ —	$290,000	$417,650	$364,830	$782,480
Audit-related Fees(2)	72,500	50,000	122,500	—	10,000	10,000
Tax Fees(3)	25,750	—	25,750	37,080	1,500	38,580
All Other Fees	—	—	—	—	—	—
Total Fees	$388,250	$50,000	$438,250	$454,730	$376,330	$831,060

(1)	Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.
(2)	Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.
(3)	Includes services for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The audit committee approves in advance all audit and non-audit services performed by the independent registered public accounting firm. There are no other specific policies or procedures relating to the pre-approval of services performed by the independent registered public accounting firm.

Report of Audit Committee

The Audit Committee of the board of directors consists entirely of members who meet the independence requirements of Nasdaq and the rules and regulations of the SEC, as determined by the board of directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Chembio Diagnostics, Inc., or Chembio. The Audit Committee operates under a written charter approved by the board. A copy of the current charter is available on Chembio’s website at https://chembiodiagnosticsinc.gcs-web.com/static-files/9834f839-d259-45c5-8b25-f6fce52b724a.

Management is responsible for Chembio’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Chembio’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Chembio’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, the internal audit group, and the independent auditor. Audit Committee members do not serve as professional accountants or auditors for Chembio, and their functions are not intended to duplicate or certify the activities of Chembio’s management or independent auditor.

Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and Ernst & Young LLP, or E&Y, the independent auditor of Chembio, to review and discuss the December 31, 2021 audited consolidated financial statements. Management represented that Chembio had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with E&Y the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee received from E&Y the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with E&Y that firm’s independence. The Audit Committee also considered whether E&Y’s provision of non-audit services and the audit and non-audit fees paid to E&Y were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that E&Y has the requisite independence.

Management completed the documentation, testing and evaluation of Chembio’s system of internal control over financial reporting as of December 31, 2021 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and E&Y at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Chembio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Chembio’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by E&Y and also included in the Form 10-K. E&Y’s report included in the Form 10-K related to its audit of Chembio’s consolidated financial statements.

Based upon the Audit Committee’s discussions with management and E&Y and the Audit Committee’s review of the information provided by, and the representations of, management and E&Y, the Audit Committee approved the inclusion in the Form 10-K of the audited consolidated financial statements as of and for the fiscal year ended December 31, 2021. The Audit Committee approved the appointment and retention of E&Y as Chembio’s independent auditor for the fiscal year ending December 31, 2022, and recommended that the appointment be submitted for ratification by the stockholders of Chembio.

Audit Committee

John G. Potthoff, Chair

David W.K. Acheson

David W. Bespalko

Katherine L. Davis

Stockholder Proposals for 2023 Annual Meeting

In order for stockholder proposals for the 2023 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and the form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Secretary, no later than December 12, 2022, which is 120 calendar days prior to the anniversary of the date of the initial release of this Proxy Statement to our stockholders. If the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the date of the 2022 Annual Meeting of Stockholders, however, the deadline will be a reasonable time before we begin to print and send our proxy materials for the 2023 Annual Meeting of Stockholders. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.

Our Policies and Procedures for Stockholder Nominations to the Board of Directors set forth the procedures you must follow in order to nominate a director for election. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2023 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 555 Wireless Boulevard, Hauppauge, New York 11788, directed to the attention of our Secretary, no later than the close of business on January 24, 2023, which is 120 calendar days prior to the anniversary of the date of the previous year’s annual meeting of stockholders. A copy of our Policies and Procedures for Stockholder Nominations to the Board of Directors is available at https://chembio.com/investors/corporate-governance/.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver one Notice of Internet Availability to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the Notice of Internet Availability was delivered may request a separate Notice of Internet Availability, or a separate copy of the 2021 Annual Report and this Proxy Statement, by calling Alliance Advisors at +1.877.777.2857, or sending a letter to Shareholder Services at Chembio Diagnostics, Inc., 555 Wireless Boulevard, Hauppauge, New York 11788, to the attention of our Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the Notice of Internet Availability may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.

Other Matters

We will pay all expenses of preparing, printing and mailing, and making available over the Internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors. Alliance Advisors may, upon our request, solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. If so requested, we will pay a fee of up to $15,000 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission.

Appendix A

2022 Annual Meeting of Stockholders

Rules of Conduct and Procedures

Welcome to the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Chembio Diagnostics, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:

1.	The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.

2.	The Company’s Chair of the Board will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess or expedite the Annual Meeting or may take any other action that he determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedures, the Chair is authorized to address the question in the manner she determines, in her reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.

3.	Participation in the Annual Meeting, including listening, voting shares and submitting questions, will be limited to registered stockholders and proxyholders.

4.	Participants must register in advance to attend the Annual Meeting virtually by visiting viewproxy.com/Chembio/2021 prior to the deadline of 11:59 p.m., Eastern time, on May 21, 2022. You will need to enter your name, phone number, mailing address as it appears on your proxy card and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation.

5.	Each stockholder of record as of 5 p.m., Eastern time, on March 28, 2021 who has registered by the May 21, 2022 deadline may log into the webcast by entering the unique join link and password mailed to such stockholder upon registration. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.

6.	The Meeting will begin at 10 a.m., Eastern time, on May 24, 2022. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the four proposals set forth in the Proxy Statement. These proposals will be considered sequentially at the Annual Meeting, in the order they are enumerated and set forth in the Proxy Statement.

7.	If a stockholder has a question about one of the agenda matters that is to be voted on at the Annual Meeting as set forth in the Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matters are presented for consideration at the Annual Meeting. We will answer questions on any matters set forth in the Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter then being discussed, as determined by the Chair in her reasonable judgment.

8.	Following adjournment of the formal business of the Annual Meeting, the Chair will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions as time allows from stockholders regarding the Company. The following rules will apply to this process:

a.	To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. Questions being addressed will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.

A-2

b.	In addressing questions:

i.	Questions from multiple stockholders related to the same topic, or that are otherwise related, may be grouped and answered together.

ii.	Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.

iii.	If more questions are presented than time permits to be answered, the Chair shall determine which questions will be addressed in her reasonable discretion.

c.	The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:

i.	are not relevant or pertinent to the business of the Company;

ii.	are related to material non-public information of the Company;

iii.	are related to financial or operating results of the Company for the second quarter of 2022;

iv.	are related to pending or threatened litigation or investigations;

v.	are in furtherance of a stockholder’s personal or business interests;

vi.	are repetitious of statements made by another stockholder;

vii.	are related to personal grievances;

viii.	include derogatory references to individuals or are otherwise in bad taste; or

ix.	are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in her reasonable judgment.

9.	If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investor@chembio.com.

10.	Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at https://chembio.com/investors/calendar-of-events/ within approximately 24 hours after the completion of the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2023. The webcast playback will include each stockholder question addressed during the Annual Meeting.

11.	A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.

THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.

A-3

CHEMBIO DIAGNOSTICS, INC.

Proxy Solicited on Behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Richard L. Eberly and Lawrence J. Steenvoorden or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Chembio Diagnostics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern time on May 24, 2022 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register in advance by visiting *viewproxy.com/Chembio/2022/htype.asp* prior to the deadline of 11:59 p.m. Eastern time on May 21, 2022. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting and vote your shares by following the unique link and password delivered to you via email following your registration.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on the reverse side)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

The 2022 Proxy Statement and 2021 Annual Report to Stockholders are available at:
www.viewproxy.com/Chembio/2022

Please mark votes as in this example ☒

1. To elect the following five directors:

Nominees:
01 David W.K. Acheson
02 David W. Bespalko
03 Katherine L. Davis
04 Richard L. Eberly
05 John G. Potthoff
06 Leslie Teso-Lichtman

FOR all nominees	**WITHHOLD AUTHORITY** for all nominees	**FOR** all nominees except as noted:
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee, strike-out the name of that nominee by putting a line through that nominee's name in the above list.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

3. Advisory vote on 2021 executive compensation.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR EACH OF PROPOSALS 1-3.

UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE AND VOTED "FOR" EACH OF PROPOSALS 2-3. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO THOSE MATTERS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EVEN IF YOU PLAN TO PARTICIPATE IN THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE BY ONE OF THE METHODS SHOWN ON THE OTHER SIDE OF THIS PROXY CARD. YOUR SIGNATURE BELOW OR OTHER TRANSMISSION OF YOUR VOTING INSTRUCTIONS ACKNOWLEDGES PRIOR RECEIPT OF THE NOTICE OF MEETING, PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS.

Number of voting shares:

Date ________________________________

Signature ________________________________

Signature ________________________________
(Joint Owners)

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

VIRTUAL CONTROL NUMBER

→ ☐

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

VIRTUAL CONTROL NUMBER

→ ☐

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting

VOTE BY INTERNET

Before the Meeting: Go to *www.FCRVote.com/CEMI*

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 23, 2022. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

During the Meeting: Use the unique link delivered to you via email following your registration

In order to attend the meeting and vote during the meeting, you must register in advance by visiting *viewproxy.com/Chembio/2022/htype.asp* prior to the deadline of 11:59 p.m. Eastern time on May 21, 2022. Upon completing your registration, you will receive further instructions via email, including your unique link and password that will allow you to access the meeting. Have your proxy card available when you access the meeting website and follow the instructions.

VOTE BY TELEPHONE

Call 1 (866) 402-3905

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 23, 2022. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

VOTE BY MAIL

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.